PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Dryden Active Allocation Fund (the “Fund”)

Supplement dated September 10, 2009 to the Statement of Additional Information (“SAI”) dated December 1, 2008

Pursuant to changes in certain non-fundamental investment policies recently approved by the Fund’s Board of Directors, the Fund’s SAI is hereby revised as set forth below. This supplement is in addition to any other existing supplements to the Fund’s SAI.

1.	The Fund’s name is changed from “Dryden Active Allocation Fund” to “Dryden Asset Allocation

Fund.” The Fund’s name change will be implemented as soon as reasonably practicable.

2.	The following information as of June 30, 2009 is added to the table on page 53 under the caption

“Management and Advisory Arrangements - Additional Information About the Portfolio Managers -- Other Accounts and Ownership of Fund Securities”:

Fund	Subadviser	Portfolio Managers	Registered Investment Companies ($ in '000s)		Other Pooled Investment Vehicles ($ in '000s)		Other Accounts ($ in '000s)		Ownership of Fund Securities
Dryden Asset Allocation Fund	Quantitative Management Associates LLC (QMA)		Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
		Joel Kallman, CFA	22	$19,917,903	1	$35,515	49	$3,046,820	None
		John Moschbeger	4	$3,518,587	16	$8,050,970	1	$2,637,219	$10,001 - $50,000
		Ted Lockwood	45	$26,513,855	29	$4,001,258	112**	$13,108,004	None

“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

**Sixteen of these accounts with aggregate assets of $3,590,266,145 are subject to performance-based advisory fees.

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